Other Current Assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Current Assets	OTHER CURRENT ASSETS
Other current assets are detailed below:

	December 31, 2024	December 31, 2023
Public funding receivables	391	651
Taxes and other government receivables	254	241
Advances and deferred charges	210	180
Loans and deposits	14	10
Interest receivable	29	27
Derivative instruments	10	58
Other current assets	99	128
Total	1,007	1,295
Public funding receivables are described in Note 7.
Taxes and other government receivables mainly include receivables related to value-added tax, primarily in European tax jurisdictions.
Advances and prepayments include prepaid amounts associated with multi-annual supply and service agreements.
Derivative instruments are further described in Note 26.
The Company applies a current expected credit losses model on all financial assets measured at amortized cost, including deposits, loans and receivables. The major portion of other current assets to which this model applies corresponds to government receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be not significant as of December 31, 2024 and December 31, 2023. Other current assets presented in the table above within the lines “Loans and deposits” and “Other current assets” are composed of amounts not deemed at exposure of default. Consequently, no loss allowance was reported on those current assets as of December 31, 2024 and December 31, 2023.